UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2024 (February 15, 2024)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6655 Peachtree Dunwoody Road

Atlanta, Georgia 30328

(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 15, 2024, the Board of Directors (the “Board”) of Newell Brands Inc. (the “Company”) increased the size of the Board from ten members to eleven and elected James Keane to the Board of Directors, effective immediately. Mr. Keane will serve on the Board’s Compensation Committee effective immediately, and on its Audit Committee, effective May 8, 2024. There are no arrangements or understandings pursuant to which he was selected as a director and no transactions reportable under Item 404(a) of Regulation S-K. Mr. Keane will receive the same compensation as the Company’s other non-employee directors, as described in the Company’s Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 5, 2023.

In addition, Robert Steele, Courtney Mather, and Jay Johnson have informed the Board of their preference not to seek re-election to the Company’s Board of Directors at its 2024 Annual Meeting of Stockholders in order to focus on other commitments. Accordingly, when their current terms end at the 2024 Annual Meeting of Stockholders, the size of the Company’s Board will decrease from eleven members to eight.

On February 21, 2024, the Board designated Bridget Ryan Berman to serve as Chair of the Board, effective May 8, 2024.

On February 22, 2024, the Company issued a press release regarding the foregoing Board changes, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 21, 2024, the Company’s Board approved amendments to the Company’s By-Laws, as previously amended on May 15, 2023 (as so amended, the “Amended By-Laws” and such amendments, the “By-Law Amendments”). The By-Law Amendments, which are effective immediately, update the minimum number of directors required to serve on the Board from nine to eight.

The foregoing description of the By-Law Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended By-Laws, a copy of which is attached as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

3.1	By-Laws of Newell Brands Inc., as amended, effective as of February 21, 2024

99.1	Press Release of Newell Brands Inc. dated February 22, 2024

104	Cover Page Interactive Data File (formatted as inline XBLR and embedded within the document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: February 22, 2024	By:	/s/ Bradford R. Turner
Bradford R. Turner Chief Legal & Administrative Officer and Corporate Secretary